Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT
                       PURSUANT TO 18 U.S.C. Section 1350


          Pursuant to, and for purposes only of, 18 U.S.C. Section 1350, each of the undersigned hereby certifies that (i) the Quarterly Report of First United Corporation on Form 10-Q for the quarter ended March 31, 2003 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First United Corporation.


Date:    May 13, 2003            /s/ William B. Grant
                                 ----------------------------------------
                                 William B. Grant, Chairman of the Board
                                 and Chief Executive Officer



Date     May 13, 2003            /s/ Robert W. Kurtz
                                 ----------------------------------------
                                 Robert W Kurtz, President and Chief
                                 Financial Officer